EXHIBIT 10.4

ASSIGNMENT AND ASSUMPTION
THIS ASSIGNMENT AND ASSUMPTION (the “Assignment”) is entered into as of December 31, 2013 by and among Main Street Capital Partners, LLC, a Delaware limited liability company (the “MSCP”), Main Street Capital Corporation, a Maryland corporation (“MSCC” and, together with MSCP, the “Assignor”), and MSC Adviser I, LLC, a Delaware limited liability company (the “Assignee”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Sub-Advisory Agreement (defined below).
RECITALS:
WHEREAS, HMS Adviser, LP, a Texas limited partnership (the “Adviser”), Assignor and HMS Income Fund, Inc., a Maryland corporation (the “BDC”), have entered into that certain Investment Sub-Advisory Agreement (as amended, restated or supplemented from time to time, the “Sub-Advisory Agreement”) dated May 31, 2012; and
WHEREAS, the sub-adviser services under the Sub-Advisory Agreement were assigned to and have been performed by MSCC since execution of the Sub-Advisory Agreement pending MSCP’s registration as a registered investment adviser (“RIA”) under the Investment Advisers Act of 1940, as amended, which requires exemptive or other relief from the Securities and Exchange Commission (“SEC”) since a business development company (“BDC”), such as MSCC, is prohibited from owning an RIA under the Investment Company Act of 1940, as amended; and
WHEREAS, MSCC has obtained relief from the SEC to own an RIA and subsequently registered Assignee, a wholly owned subsidiary of MSCC, as an RIA; and
WHEREAS, Assignor desires to assign and transfer to Assignee its legal and beneficial interest and roles, responsibilities and obligations as sub-adviser under the Sub-Advisory Agreement (the “Assigned Interest”), and Assignee desires to accept the Assigned Interest, subject to the terms and conditions as are set forth herein;
WHEREAS, this Assignment does not constitute an “assignment” for purposes of Section 15(a)(4) of the Investment Company Act of 1940, as amended, in accordance with Rule 2a-6 thereunder; and
WHEREAS, Assignee and Assignor intend for the transfer of the Assigned Interest hereunder to qualify as a tax-free transfer under Section 351 of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor and Assignee do hereby agree as follows:

1

AGREEMENTS:
1.Assignment. Assignor hereby assigns, grants, transfers, conveys and delivers the Assigned Interest to Assignee, effective as of the date hereof, together with all of the rights, benefits, privileges and obligations of Assignor in and with respect to the Assigned Interest.
2.    Assumption. Assignee assumes all of the obligations and liabilities associated with the Assigned Interest accruing from and after the date hereof.
3.    Representations, Warranties and Agreements of Assignor. Assignor does hereby represent and warrant to, and covenant and agree with, Assignee that:
(a)Assignor has good and marketable title to the Assigned Interest free and clear of any and all liens, judgments, executions, encumbrances, or charges whatsoever; and

(b)Assignor shall promptly execute and deliver all such further conveyances, forms of assignment, amendments and any other documents as Assignee may reasonably request in order to further confirm the transfer and assignment of the Assigned Interest.

4.    Binding Effect; Inurement. This Assignment shall be binding upon, and shall inure to the benefit of the parties hereto, and their successors and assigns.
5.    Counterpart. This Assignment may be executed in counterparts, including faxed counterparts.
6.    Governing Law. This Assignment shall be governed by and construed in and interpreted in accordance with the laws of the State of Texas.
[SIGNATURES APPEAR ON FOLLOWING PAGE]

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment on the date first set forth above.
ASSIGNOR:
MAIN STREET CAPITAL CORPORATION

By:     /s/ Vincent D. Foster
Name:     Vincent D. Foster
Title:     Chief Executive Officer
MAIN STREET CAPITAL PARTNERS, LLC

By:     /s/ Vincent D. Foster
Name:     Vincent D. Foster
Title:     Senior Managing Director
ASSIGNEE:
MSC ADVISER I, LLC

By:     /s/ Vincent D. Foster
Name:     Vincent D. Foster
Title:     Senior Managing Director
Acknowledged, consented to and accepted as of the date first set forth above:
HMS ADVISER, LP

By:	/s/ Ryan T. Sims

Name:	Ryan T. Sims

Title:	Chief Financial Officer and Secretary
HMS INCOME FUND, INC.

By:	/s/ Ryan T. Sims

Name:	Ryan T. Sims

Title:	Chief Financial Officer and Secretary

[SIGNATURE PAGE TO SUB-ADVISORY AGREEMENT ASSIGNMENT]